EXHIBIT 99.3

 BUSINESS UPDATENovember 4, 2016

 Forward Looking Statements    This slide presentation contains forecasts and estimates of PG&E Corporation’s 2017 financial results and equity issuances, capital expenditures to be made by PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (Utility) through 2019, the Utility’s rate base through 2019, dividend policy, future investments, and general earnings sensitivities. These forecasts and estimates are based on certain assumptions, including but not limited to those relating to the Utility’s authorized revenues, future expenses and capital expenditures, 2015 GT&S rate case, equity issuance factors, and other factors, which constitute forward-looking statements that are necessarily subject to various risks and uncertainties and actual results may differ materially. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to: : the timing and outcomes of the final CPUC decision in Phase 2 of the 2015 GT&S rate case, the 2017 GRC, the TO rate cases, and other ratemaking and regulatory proceedings; the timing and outcomes of the debarment proceeding and potential remedial and other measures that may be imposed on the Utility as a result of the debarment proceeding and the jury’s verdict in the federal criminal trial of the Utility (including a potential appointment of one or more independent third-party monitor(s)), the Utility’s motion for judgment of acquittal, the SED’s unresolved enforcement matters relating to the Utility’s compliance with natural gas-related laws and regulations, and other investigations that have been or may be commenced relating to the Utility’s compliance with natural gas-related laws and regulations; the timing and outcomes of (i) the CPUC’s investigation of communications between the Utility and the CPUC that may have violated the CPUC’s rules regarding ex parte communications or are otherwise alleged to be improper, and (ii) the U.S. Attorney’s Office in San Francisco and the California Attorney General’s office investigations in connection with communications between the Utility’s personnel and CPUC officials, and whether such matters negatively affect the final decisions to be issued in Phase 2 of the 2015 GT&S rate case and other ratemaking proceedings; the timing and outcomes of the Butte fire litigation, whether the Utility’s insurance is sufficient to cover the Utility’s liability resulting therefrom and otherwise available, and whether additional investigations and proceedings in connection with Butte fire will be opened;the Utility’s ability to control its costs within the authorized levels of spending and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons; the outcomes of the SED’s investigations of potential violations identified though audits, investigations, or self-reports; the impact that reductions in customer demand for electricity and natural gas have on the Utility’s ability to make and recover its investments through rates and earn its authorized return on equity, and whether the Utility is successful in addressing the impact of growing distributed and renewable generation resources and changing customer demand for natural gas and electric services; the amount and timing of charges reflecting probable liabilities for third-party claims, the extent to which costs incurred in connection with third-party claims or litigation can be recovered through insurance, rates, or from other third parties, and whether the Utility can continue to obtain insurance and whether insurance coverage is adequate for future losses or claims, especially following a major event that causes widespread third-party losses; the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms, and the amount and timing of additional common stock and debt issuances by PG&E Corporation; changes in estimated environmental remediation costs, including costs associated with the Utility’s natural gas compressor sites; the outcome of federal or state tax audits and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretationthe impact of changes in GAAP, standards, rules, or policies, including those related to regulatory accounting, and the impact of changes in their interpretation or application; and the other factors disclosed in PG&E Corporation and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2016. This presentation is not complete without the accompanying statements made by management during the webcast conference call held on November 4, 2016. The statements in this presentation are made as of November 4, 2016. PG&E Corporation undertakes no obligation to update information contained herein. This presentation, including Appendices, and the accompanying press release were attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on November 4, 2016 and, along with the replay of the conference call, is also available on PG&E Corporation’s website at www.pgecorp.com.   2

Well-positioned to Deliver Strong Returns

A Strengthened Company

- Significant safety, reliability and operational improvements
- Improved customer satisfaction

Key Advantages

- One of the greenest utilities in the country
- Constructive regulatory and policy environment
- Multiple infrastructure investment drivers

Robust Growth Profile

- State policies support strong cap ex and ratebase growth
- Resumed dividend growth

Healthy 3-year growth profile

- ~6.5-7% ratebase growth
- Above average dividend growth

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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 Agenda  4  Key advantages  Robust growth profile  A strengthened company

PG&E System At a Glance

2015 Revenue Sources


General Rate Case ~45%
Pass-through ~45%
Electric Transmission ~7%
Gas Transmission & Storage ~3%
California Public Utilities Commission
Federal Energy Regulatory Commission

Key Highlights

Employees	~23,000
Californians served	~16M
Net income (2015)	~$1B
Ratebase (2015)	$29.5B
Miles of electric lines	~160,000
Miles of natural gas pipelines	~50,000
MW utility-owned generation	~7,700
GWh electricity generated and procured	~72,000
Carbon-free and renewable energy delivered	~60%

5

         Safety Forms the Foundation of Operationaland Financial Success  6  50% of short-term variable compensation tied to safety performance  Developed industry-leading public safety dashboard  Significant utility leadership experience on the Board and executive team  Embraced a continuous improvement mindset and speak-up culture  Demonstrated commitment to safety and compliance at all levels  Strong Operational and Financial Results  Transparency  Leadership  Incentives  Culture

   Improved Safety and ReliabilityGas Metrics  (1) Emergency response time recorded in minutes; (2) Open Grade 2 and 2+ leaks; (3) Third party damages per 1,000 Underground Service Alert (USA) tickets.  7  Major Progress from 2010-2015:Achieved international certifications in gas safety excellence programsReplaced 490+ miles of transmission and distribution pipelineHydrotested 750+ miles of transmission pipelineMade 690+ miles transmission pipeline capable of in-line inspectionInstalled 235 automated valves  12,200  >99% Reduction in Leak Backlog(2)  3.5  2.1  40% Reduction in Dig-ins(3)  94  ~40% Reduction in EmergencyResponse Time(1)   20.3  33.3    ~40%    >99%    40%

Improved Safety and Reliability
Electric Metrics

911 Emergency Response(1)


3Q
1Q
~50%
96%
65%
2010
2015

System Average Interruption Duration Index(2)


3Q
2Q
157.2
~40%
96.3
2010
2015

Customer Experiencing Multiple Interruptions(3)


2Q
1Q
3.31%
~60%
1.36%
2010
2015



Major Progress from 2010-2015:

- Delivered **7 Years** of record-setting electric reliability
- **~$11 billion** investment in transmission and distribution asset enhancements
- Completed deployment of **~10 million** SmartMeters
- Upgraded **~70%** of our targeted circuits

(1) Percentage of time PG&E personnel are on-site within 60 minutes of receiving a 911 electric-related call; (2) Average outage duration experienced by all customers served measured in minutes; (3) Percentage of customers experiencing 5 or more sustained interruptions over the past rolling 12 months (includes both planned & unplanned outages).

8

 Customer Satisfaction has Improved Each Year Since 2012  9  Electric Residential2nd Quartile  Gas Residential4th Quartile  Electric Business2nd Quartile  Gas Business2nd Quartile  J.D. Power Survey Results, 2011-2016  Unwavering commitment to customer satisfaction

 Projected Strong Growth  10  Ratebase ($ in B)  ~6.5-7% CAGR  Dividend  ~60%Payout Ratio  + ~8%  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

 Agenda  11  Key advantages  Robust growth profile  A strengthened company

 Key Strengths  12    1  One of the greenest utilities in the country    2    3  Constructive regulatory framework    4  California clean energy policies  Multiple infrastructure investment drivers

KEY STRENGTH #1: ONE OF THE GREENEST UTILITIES IN THE COUNTRY

Focused on Sustainability

Nearly 2x More Carbon Free and Renewable Energy Than The U.S. Average in 2015


58%
32%
PG&E
U.S. Avg
RPS
GHG Free

PG&E Customers Lead the Nation in Clean Technology Adoption

>280,000 solar customers
Ranked #1 with ~25% of all U.S. rooftop solar

Nearly 100,000 electric vehicles
Ranked #1 with ~20% of all U.S. vehicles

~800 GWh/yr of efficiency savings
Ranked #2 among U.S. utilities

Sustainability Advisory Council established in 2015

Extensive Third Party Recognition

13

KEY STRENGTH #2: CONSTRUCTIVE REGULATORY FRAMEWORK

California's Regulatory Mechanisms

- ☑ Revenues decoupled from sales
- ☑ Balancing accounts reduce cost volatility
- ☑ Forward-looking test year rate cases
- ☑ Risk-informed rate making
- ☑ Separate cost of capital proceeding


PUBLIC UTILITIES COMMISSION
EUREKA
STATE OF CALIFORNIA

PG&E's industry-leading risk management aligns with CPUC safety focus

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 KEY STRENGTH #3: CALIFORNIA CLEAN ENERGY POLICIES California’s Climate Goals  15      California is Targeting:  50%renewables by 2030  1.5Melectric vehicles by 2025    2Xenergy efficiencyin existing buildings by 2030  California Greenhouse Gas Reduction Goals and Historic Emissions*  Million metrictons CO2e  PG&E is a critical partner in achieving California’s clean energy goals  *Source: California Air Resources Board  2020  2030  2015  2025  AB 32 requires California to return to 1990 levels by 2020  SB 32 requires atleast 40% below 1990levels by 2030   Historic Emissions          Ag. & Forestry  Res. & Comm.  Transportation  ElectricityGeneration  Industrial

KEY STRENGTH #4: MULTIPLE INFRASTRUCTURE INVESTMENT DRIVERS

California Policies Drive Infrastructure Investment

Safety and Reliability

- Gas investments (e.g., pipeline replacement, in-line inspection capability)
- Electric investments (e.g., substation upgrades, cable upgrades)
- Generation asset upgrades

Enabling California's Clean Energy Economy

- Grid modernization
- Renewable integration projects
- Energy efficiency programs
- Energy storage options
- Electric vehicle infrastructure
- State infrastructure modernization (e.g., rail and water projects)

Sustained Investments

16

 Agenda  17  Key advantages  Robust growth profile  A strengthened company

 Focus Areas for Growth  18  PG&E’s operating plan provides a strong foundation for future success  Enhance safety and reliability  1  Enable California’s clean energy economy  2  Ensure customer affordability  3

 GROWTH FOCUS #1: ENHANCE SAFETY AND RELIABILITYContinue to Upgrade Our System  19  Investments to systematically modernize infrastructure  19  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

GROWTH FOCUS #2: ENABLE CALIFORNIA'S CLEAN ENERGY ECONOMY

Grid Modernization Will Require Significant Investment

Grid Control and Monitoring
- Increased remote control and sensor technology reduce outages and enable self-healing grid

Distributed Energy Resources
- Bi-directional energy flows and voltage fluctuations require integration investments

Grid Data Analytics
- Advanced analytics enhance decision making, improve operations and reduce cost



Grid Storage
- Enables renewable integration

Electric Vehicles
- Requires expanded infrastructure

Increased Renewables
- Requires transmission integration

Energy Efficiency and Demand Response
- Help manage customer costs

~$1 billion in planned grid modernization investments through 2020

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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 GROWTH FOCUS #3: ENSURE CUSTOMER AFFORDABILITYPG&E Bills Lower Than the National Average  21  Continued focus on keeping customer bills affordable

GROWTH FOCUS #3: ENSURE CUSTOMER AFFORDABILITY

Strategies to Manage Declining Load

Flexible Electric Portfolio


~30%
of procured
MWhs expire
by 2021
Utility-Owned
Generation
~45%
Procured
~55%

Constructive Regulatory Mechanisms

- ☑ Revenues decoupled from sales
- ☑ Cost allocation mechanisms for departing customers

Modernizing Rate Structures

CPUC Distributed Energy Resources Action Plan

Residential Rate Design	Time of Use Rates	Fixed/ Demand Charges	Net Energy Metering

Focus on Continuous Improvement


Process Standardization
Sustainable Efficiencies
Procurement Efficiencies
Leveraging Technology

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GOING FORWARD

Well-Positioned for Industry Changes

Industry Changes	PG&E Strategies
Decarbonized Economy	• Integrate renewables and distributed energy resources • Enable electric vehicle adoption • Expand energy storage options • Enhance energy efficiency programs
Customer Choice	• Flexible procurement portfolio • Constructive regulatory mechanisms • Modernize rate structures • Sustainable efficiencies

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 Three-year Financial Outlook  24  2017 Guidance  1  Cap ex growth  2  Dividend growth and policy  4  Ratebase growth  3

 Initiating 2017 EPS Guidance  25  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. See Appendix 2, PG&E Corporation’s 2017 Earnings per Share Guidance and Use of Non-GAAP Financial Measures.

 2017 Assumptions   Return on Equity: 10.4% Equity Ratio: 52%  Authorized Cost of Capital*    Authorized Ratebase (weighted average) ($ billions)    Other Factors Affecting Earnings from Operations  Capital Expenditures($ millions)  *CPUC authorized  26  +/- GRC settlement approved without material change+/- GT&S Phase 2 PD approved without material change- GT&S amounts not requested+ Incentive revenues and other benefitsCWIP earnings: offset by below-the-line costs   See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

 2017 Items Impacting Comparability  Items Impacting Comparability range excludes a disallowance that will be imposed in the final Phase 2 2015 GT&S decision for prohibited ex parte communications, and any additional potential future fines or penalties  27  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. See Appendix 2, PG&E Corporation’s 2017 Earnings per Share Guidance and Use of Non-GAAP Financial Measures.

 2017 Equity Issuance  28  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

 Robust Cap Ex Supports Strong Returns  29  Capital Expenditures ($ in B) 2016-2019  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

Ratebase Supports Strong Returns

Weighted Average Ratebase ($ in B) 2016-2019



~6.5-7% CAGR
~$32.4B
~$34.3B
~$37B
~$39B
2016
2017
2018
2019
General Rate Case
Gas Transmission & Storage
Electric Transmission Owner
Range

Base Case Assumptions:

- 2017 General Rate Case settlement through 2019
- 2015 Gas Transmission & Storage rate case
  - Phase 2 PD through 2018; flat in 2019
  - ~$400M for 2011-2014 spend subject to audit added in 2018
- Transmission Owner rate case:
  - High end: TO18 filing held flat through 2019
  - Low end: TO17 settlement held flat through 2019
- Electric vehicle infrastructure settlement approved in 2016

Potential Future Updates:

- 2019 Gas Transmission & Storage rate case
- 2018 and 2019 Transmission Owner rate cases
- Future competitive transmission opportunities
- State infrastructure modernization (e.g., rail and water projects)
- Future storage opportunities

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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   Dividend Policy Supports Strong Total Shareholder Return  31  + ~8%  ~60%Payout Ratio  Targeting 55-65% payout ratio over time  See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

IN SUMMARY

Solid Growth Strategy Positions PG&E for Success

A Strengthened Company

- Significant safety, reliability and operational improvements
- Improved customer satisfaction

Key Advantages

- One of the greenest utilities in the country
- Constructive regulatory and policy environment
- Multiple infrastructure investment drivers

Robust Growth Profile

- State policies support strong cap ex and ratebase growth
- Resumed dividend growth

Healthy 3-year growth profile

- ~6.5-7% ratebase growth
- Above average dividend growth

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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 Appendices

 Table of Contents      Appendix 1: Leadership Bios  Slides 35 – 44  Appendix 2: 2017 Supplemental Earnings Materials  Slides 45 – 48  Appendix 3: Overview of Key Regulatory Cases  Slides 49 – 57  Appendix 4: Breakdown of 2015 Total Revenue Requirement  Slide 58  Appendix 5: Description of Gas System Certifications  Slide 59  Appendix 6: Credit Metrics and Ratings  Slide 60  34

 APPENDIX 1 – LEADERSHIP BIOS Anthony F. Earley, Jr.  35  Anthony F. Earley, Jr.Chairman, Chief Executive Officer, and PresidentPG&E CorporationAnthony F. Earley, Jr., is Chairman, Chief Executive Officer, and President of PG&E Corporation. Earley joined PG&E in September 2011 after 17 years at DTE Energy, where he served as Executive Chairman, Chairman, and Chief Executive Officer.Since joining PG&E, Earley has spearheaded major initiatives related to safety culture, operational excellence, long-term integrated planning, and workforce development. Under Earley's leadership, PG&E has experienced the highest reliability in its over 150-year history. PG&E also continues to grow its environmentally friendly generation portfolio, with more than 50 percent of its assets having no carbon emissions.As former chairman of the Edison Electric Institute (EEI), the trade association of investor utilities, Earley was directly involved in the development of national policies on energy, the environment, and climate change issues. In 2014, Earley received EEI's Distinguished Leadership Award for his decades of contributions to the electric power industry. He also served as chair of the Nuclear Energy Institute and worked to revitalize the U.S. nuclear industry.Earley earned a Bachelor of Science degree in physics, a Master of Science degree in engineering, and a law degree at the University of Notre Dame, where he serves on the advisory council of the College of Engineering. After graduating from Notre Dame, Earley went on to serve as an officer in the United States Navy nuclear submarine program, where he was qualified as a chief engineer officer. He joined DTE Energy as president and chief operating officer in March 1994. Prior to joining DTE Energy, Earley served in various capacities at Long Island Lighting Company, including president and chief operating officer. He was also a partner at the Hunton & Williams law firm.Earley serves on the executive committees of the Edison Electric Institute and the Nuclear Energy Institute and is a board member of the Electric Power Research Institute. He is also on the board at Ford Motor Company.His commitment to the community includes memberships on the boards of United Way Bay Area, The Exploratorium, a science, arts, and human perception museum based in San Francisco, and the Bay Area Council. Earley was named 2015 Philanthropic CEO of the Year by the American Red Cross of the Bay Area. His community service was also recognized by readers of The Detroit News, and in 2003 he was selected as one of the several Michiganians of the Year.

 Nick StavropoulosPresident, GasPacific Gas and Electric CompanyNick Stavropoulos serves as President, Gas, for Pacific Gas and Electric Company and has more than 35 years of experience in the U.S. and international gas industry. He is a member of the utility's board of directors and also oversees PG&E's enterprise IT; physical & cyber security; safety, health & environmental; supply chain; and transportation/fleet/real estate organizations. He was drawn to the Bay Area and PG&E in 2011 to lead the multi-billion dollar recovery and restoration effort to enhance the company's gas system after a gas transmission pipeline explosion in San Bruno, Calif.Today, he and his team are responsible for the end-to-end delivery of safe, reliable, affordable and clean gas service to 16 million people across PG&E's 70,000 square mile service area in northern and central California. Stavropoulos is a passionate advocate for workplace safety and safety culture. Since joining PG&E, he has championed independent, third party verification of the company's gas system from a number of different global organizations. Under his leadership, PG&E's gas business has earned or qualified for international certifications including ISO 55000; PAS 55001; and API 1173. PG&E is the only North American utility to currently hold these third party certifications.Prior to joining PG&E, Stavropoulos served as Executive Vice President and Chief Operating Officer for National Grid, an electricity and natural gas delivery company serving nearly seven million customers in the Northeast United States. It also operates the systems that deliver gas and electricity across Great Britain. As COO, he was responsible for all aspects of its U.S. gas distribution business. Prior to that role, Stavropoulos was President of KeySpan Energy Delivery. Throughout his career, he held a number of different senior leadership positions with successive levels of responsivity at Keyspan's predecessor companies - Colonial Gas Company and Boston Gas.Stavropoulos is an internationally sought after keynote speaker on the topics of leadership and safety culture. In recent years, he has delivered speeches at the International Atomic Energy Agency in Vienna, Austria; the National Safety Council's Campbell Institute in Austin, Texas; the Institute of Engineering and Technology/The Institute of Asset Management Conference in London, United Kingdom; the International Safety Culture Symposium in Halifax, Canada; and the Global Safety Culture Conference, Nashville; Tennessee.A native New Englander, Stavropoulos holds a Bachelor of Science degree in accounting from Bentley College and earned his Master in Business Administration from Babson College. He sits on the board of his alma mater Bentley University. He has served on multiple public and not-for-profit boards including chairing audit committees. He lives in San Francisco and is an avid Soul Cycler.  APPENDIX 1 – LEADERSHIP BIOS Nick Stavropoulos   36

 APPENDIX 1 – LEADERSHIP BIOS Geisha J. Williams  37  Geisha J. WilliamsPresident, ElectricPacific Gas and Electric CompanyGeisha J. Williams has been President, Electric, at Pacific Gas and Electric Company since 2015 and is a member of the utility’s board of directors. Williams has more than three decades of experience in the utility industry. Williams and her team are responsible for the end-to-end delivery of safe, reliable, affordable and clean electricity to 16 million people in northern and central California. Her focus on renewables integration, grid modernization and smart grid technologies has resulted in PG&E customers benefitting from the best electric reliability in company history while also receiving energy that is nearly 60 percent greenhouse gas free. Beyond her electric responsibilities, Williams has enterprise-wide responsibility for customer service, emergency preparedness and response, and energy procurement. Williams joined PG&E in 2007 and was named Executive Vice President for Electric Operations in 2011.Before joining PG&E, Williams worked at Florida Power and Light (FPL) for 24 years. She served in a number of roles during her tenure there including Vice President of Power Systems, Electric Distribution. In this role, she was responsible for all aspects of the electric distribution infrastructure serving FPL’s 4.4 million customers, including asset management and planning, engineering, construction, maintenance and restoration. During her time at FPL, she considers the company’s restoration and recovery efforts in response to seven hurricanes that made landfall in a 15-month period as one of her proudest accomplishments.Williams is a director at the Edison Electric Institute, the Institute of Nuclear Power Operations, and the Association of Edison Illuminating Companies. She also serves as the board chair for the Center for Energy Workforce Development and is an active participant in Executive Women in Energy.Her involvement with the community includes serving as a trustee of the California Academy of Sciences and a member of the University of Miami President’s Council. She is a five-time recipient of the Bay Area Most Influential Women in Business Award, and in 2014 she was honored with Leadership California’s Trailblazer Award. Williams holds a bachelor's degree in engineering from the University of Miami and a master’s degree in business administration from Nova Southeastern University. She lives in the Bay Area with her family.

 APPENDIX 1 – LEADERSHIP BIOS Jason P. Wells  38  Jason P. WellsSenior Vice President and Chief Financial OfficerPG&E Corporation Jason P. Wells is Senior Vice President and Chief Financial Officer for PG&E Corporation. Wells oversees the financial activities of the $50 billion company including accounting, treasury, tax, risk, business and financial planning, and investor relations.Wells began his career at PricewaterhouseCoopers, LLC, where he was most recently a senior manager. In 2007, Wells joined PG&E as the Director of technical accounting and was promoted to Senior Director and Assistant Controller of corporate accounting in 2008. In 2011, Wells became Vice President, Finance. He assumed his current position on January 2016.He earned his bachelor's and master's degrees in accounting from the University of Florida. Wells is a Certified Public Accountant in the state of Florida. He currently serves as the Treasurer and on the board of Habitat for Humanity Greater San Francisco.

APPENDIX 1 – LEADERSHIP BIOS

Patrick M. Hogan



Patrick M. Hogan
Senior Vice President of Electric Transmission and Distribution
Pacific Gas and Electric Company

Patrick M. Hogan is Senior Vice President of Electric Transmission & Distribution at Pacific Gas and Electric Company.

Hogan oversees PG&E's electric transmission and distribution system, which delivers safe and reliable energy to more than 16 million people throughout Northern and Central California.

Prior to his promotion to Senior Vice President of Electric Transmission & Distribution in 2016, Hogan served as Vice President of Electric Strategy & Asset Management where he oversaw the company's electric transmission and distribution assets. Hogan also led the development and deployment of technology into PG&E's electric system.

Before joining PG&E in 2013, Hogan held leadership and officer roles in transmission, distribution, operations, engineering and asset management at British Columbia Hydro, National Grid, and KeySpan.

Hogan holds a bachelor's and master's degree in electrical engineering from Manhattan College and a master's degree in business administration from Hofstra University.

39

 APPENDIX 1 – LEADERSHIP BIOS Jesus Soto Jr.  40  Jesus Soto Jr.Senior Vice President, Gas OperationsPacific Gas and Electric CompanyJesus Soto Jr. is the Senior Vice President of Gas Operations for Pacific Gas and Electric Company. He is responsible for overseeing and executing the day-to-day operations of the second largest natural gas system in the United States. PG&E's natural gas system provides safe, reliable, affordable and clean gas service to 16 million people in northern and central California.Soto is passionate about public and employee safety and PG&E's Gas Operations earned ISO 55000 and PAS 55001 international certifications for the company's enhancements in gas asset management. PG&E is the only North American utility to currently hold these third party certifications. Through his leadership, PG&E was the first utility to deploy a state-of-the-art leak detection technology that is 1,000 times more sensitive than conventional leak detection tools. Soto's commitment to safety has led to a significant reduction in the time it takes PG&E to respond to gas odor calls.Most recently, Soto served as Vice President of Operations Services for El Paso Corporation's Pipeline Group in Houston, TX. He led the technical services and support functions for pipeline operations and oversaw measurement, compression, reservoir and pipeline systems and Department of Transportation compliance. He was also responsible for risk and integrity management, public awareness and emergency response. Prior to that, Soto was vice president of engineering and construction, leading the engineering and construction programs for ANR Pipeline, El Paso Natural Gas, Colorado Interstate Gas, Southern Natural Gas and Tennessee Gas Pipeline for onshore and offshore facilities.Soto holds a Bachelor of Science in civil engineering from the University of Texas at El Paso, a master's degree in civil engineering from Texas A&M University, and a Master of Business Administration degree from the University of Phoenix.

APPENDIX 1 – LEADERSHIP BIOS

Steven E. Malnight



Steven (Steve) E. Malnight
Senior Vice President, Regulatory Affairs
Pacific Gas and Electric Company

Steve Malnight is Senior Vice President, Regulatory Affairs, for Pacific Gas and Electric Company. He is responsible for developing, coordinating and managing policy with state and federal regulatory agencies, including the California Public Utilities Commission (CPUC), the California Energy Commission (CEC) and the Federal Energy Regulatory Commission (FERC). He also is responsible for developing and filing rate proposals with the CPUC, and for oversight of the company's gas and electric tariffs.

Malnight joined PG&E in 2002 and has held diverse leadership positions within the company. After serving as Director of Customer Strategy and then Senior Director of Finance, leading the company's budgeting and planning process, he became Special Assistant to the Chairman of PG&E's Corporation in 2007. Subsequent roles included Vice President of Renewable Energy and Vice President of Customer Energy Solutions, an organization providing integrated energy solutions to help customers save energy and money. He was appointed Senior Vice President, Regulatory Affairs in September 2014.

Malnight holds a Bachelor of Science degree in chemical engineering from the University of Notre Dame and an MBA from the Tuck School of Business at Dartmouth. He serves as Chairman of the Board of the Solar Electric Power Association, a nationwide organization that supports utility participation in solar activities. Malnight also serves on the Board of Advisors for The Salvation Army of Alameda County, a non-profit organization committed to serving families in crisis.

41

 APPENDIX 1 – LEADERSHIP BIOS Nicholas M. Bijur  42  Nicholas M.BijurVice President and Treasurer PG&E CorporationPacific Gas and Electric CompanyNicholas M. Bijur is the Vice President and Treasurer of PG&E Corporation and Pacific Gas and Electric Company. He manages the Corporate Banking, Cash Management, and Investments and Benefit Finance organizations.Bijur has over ten years of finance experience. Prior to joining PG&E Corporation in 2005 as Assistant Treasurer, Bijur worked at Morgan Stanley in the Investment Banking division where he most recently served as a Vice President.Bijur received his bachelor's degree from Bucknell University and his MBA from the UCLA Anderson School of Management.

 APPENDIX 1 – LEADERSHIP BIOS Janet C. Loduca  43  Janet C. LoducaVice President, Investor RelationsPG&E CorporationJanet Loduca is Vice President of Investor Relations at PG&E Corporation. She is responsible for providing the investment community with information about the Corporation and its operational and financial performance.Loduca joined Pacific Gas and Electric Company in 2000 and has held a number of positions including, most recently, Vice President of Safety, Health and Environment, where she led employee and contractor safety programs and oversaw the company's land and environmental programs and policies. Prior to this role, Loduca served as Vice President, Corporate Relations, where she was responsible for the company's internal and external communications, and chief of staff to PG&E’s president. She also held positions in the Regulatory Affairs organization and Law department.Prior to joining PG&E, Loduca was an environmental attorney in private practice and an environmental prosecutor with the U.S. Department of Justice. Loduca holds a bachelor's degree in political science from the University of Washington and a law degree from the University of San Francisco. She also serves on the board of directors for Girls Inc. of Alameda.

APPENDIX 1 – LEADERSHIP BIOS

David S. Thomason



David S. Thomason
Vice President and Controller
PG&E Corporation

Vice President, Chief Financial Officer and Controller
Pacific Gas and Electric Company

David S. Thomason is Vice President and Controller of PG&E Corporation, as well as Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company.

Thomason joined PG&E in 2001 as a senior accounting analyst after starting his career with Arthur Andersen in Portland. During his 16 years at PG&E, he has held a multitude of roles, growing as a leader and gaining additional responsibilities with each new position. Functional areas he has overseen include external financial reporting, revenue forecasting, planning and analysis, corporate accounting and more.

Thomason received a Master's degree in Business Administration from University of California, Berkeley, and a Bachelor's degree in Accounting from University of Oregon, Eugene. He holds registrations as a Certified Public Accountant in the states of California and Oregon.

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 45  All amounts presented in the table above are tax adjusted at PG&E Corporation’s tax rate of 40.75 percent except for fines, which are not tax deductible.“Earnings from operations” is a non-GAAP financial measure. See Use of Non-GAAP Financial Measures.“Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Use of Non-GAAP Financial Measures.“Pipeline related expenses” includes costs incurred to identify and remove encroachments from transmission pipeline rights-of-way. The pre-tax range of estimated costs is shown below. The offsetting tax impacts for the low and high EPS guidance range are $51 million and $33 million, respectively.“Legal and regulatory related expenses” includes costs incurred in connection with various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications. The pre-tax range of estimated costs is shown below. The offsetting tax impacts for the low and high EPS guidance range are $16 million and $4 million, respectively.“Fines and penalties” includes estimated future fines and penalties resulting from various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications. Guidance is consistent with the estimated 2017 components of the $1.6 billion San Bruno Penalty Decision in the gas transmission pipeline investigations. Guidance does not include amounts for other potential future fines and penalties, including probable disallowances that will be imposed by the CPUC in its phase two decision of the 2015 GT&S rate case for prohibited ex parte communications. The pre-tax range of estimated costs is shown below. The offsetting tax impact for the low and high EPS guidance range is $12 million.  APPENDIX 2 – 2017 SUPPLEMENTAL EARNINGS MATERIALSPG&E Corporation’s 2017 Earnings per Share Guidance

 APPENDIX 2 – 2017 SUPPLEMENTAL EARNINGS MATERIALSPG&E Corporation’s 2017 Earnings per Share Guidance   46  “Butte fire related costs, net of insurance” refers to estimated third-party claims and legal costs associated with the Butte fire, and any related insurance recovery. The Utility currently is unable to estimate the low and high end of the range for 2017.“GT&S revenue timing impact” refers to the revenues that are expected to be recorded in excess of the 2017 authorized revenue requirements after the CPUC issues a final phase two decision in the 2015 GT&S rate case to address the allocation of the $850 million disallowance for safety-related work adopted in the San Bruno Penalty Decision. Due to the uncertainty regarding the revenue requirement the CPUC will ultimately adopt in the final phase two decision, the Utility will not be able to record a true-up of revenues under-collected since January 1, 2015 until after the final phase two decision is issued. In addition, accounting rules allow the Utility to recognize revenues in a given year only if they will be collected from customers within 24 months of the end of that year. Because the phase one decision directs the Utility to collect the difference between the adopted “interim” revenue requirements and the amounts previously collected in rates, retroactive to January 1, 2015, over a 36-month period, the Utility will complete recording the full true-up of under-collected revenues in 2017. The pre-tax range of estimated revenues is shown below. The offsetting tax impact for the low and high EPS guidance range is $65 million.Actual financial results for 2017 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

 APPENDIX 2 – 2017 SUPPLEMENTAL EARNINGS MATERIALS2017 General Earnings Sensitivities  47  PG&E Corporation and Pacific Gas and Electric Company  These general earnings sensitivities on factors that may affect 2017 earnings are forward-looking statements that are based on various assumptions. Actual results may differ materially. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

 APPENDIX 2 – 2017 SUPPLEMENTAL EARNINGS MATERIALSUse of Non-GAAP Financial Measures  48  PG&E Corporation and Pacific Gas and Electric Company  PG&E Corporation discloses historical financial results and provides guidance based on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. “Earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, including certain pipeline related expenses, certain legal and regulatory related expenses, fines and penalties, Butte fire related costs, impacts of the 2015 GT&S rate case, and insurance recoveries for natural gas matters. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation believes that earnings from operations provide additional insight into the underlying trends of the business allowing for a better comparison against historical results and expectations for future performance. Earnings from operations are not a substitute or alternative for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.

     49  Key Next Steps  Phase 2 final decision anticipatedin Q4 2016  Final decision anticipated in Q1 2017  FERC Settlement Conferences  General Rate Case  Gas Transmissionand Storage Case  Transmission Owner Case  Regulatory Jurisdiction  Time Period of Current Rate Case  Current Revenue Requirement Request  ROE  CPUC  2015-2017  $1.3B  10.4%  CPUC  2017-2019  $8.4B  10.4%  FERC  2017  $1.5B   10.9%*  *FERC TO cases have typically been settled blackbox without an explicit ROE; PG&E’s objective is to earn the CPUC authorized 10.4% ROE across the enterprise

 Q4  Q3  Q2  Q1  APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASES2017 CPUC General Rate Case  September 1, 2015 – Filed CPUC application requesting 2017 - 2019 revenuesAugust 3, 2016 – Filed all-party settlement agreement     Hearings delayed due to settlement discussions  Settlement filed August 3Workshop August 30   2017   Proposed decision JanuaryFinal decision February  50  Revenue Requirement ($ millions)   Utility’s GRCApplication  Settlement Agreement Increase/(Decrease)  Difference(Decrease)  2017  $ 319  $ 88  ($ 231)  2018  $ 467  $ 444  ($ 23)  2019  $ 368  $ 361  ($ 7)  2020  N/A  $ 361  N/A  Only two contested issues remain: A third post-test year in 2020 with an additional increase of $361 millionGas Leak Abatement cost recovery mechanism given pending Leak Abatement OIRAssigned Commissioner: PickerAdministrative Law Judge: Roscow   2016

 APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASES2015 CPUC Gas Transmission and Storage Rate Case  December 19, 2013 – Filed CPUC application seeking 2015 - 2017 revenues June 23, 2016 – CPUC voted out a final Phase 1 decision with interim revenues through 2018November 1, 2016 – ALJ issued Phase 2 proposed decision  Phase 1 proposed decisionPhase 1 final decision  Q4  Q3  Q2  Phase 2 proposed decisionPotential Phase 2 final decision     51  Rate modeling workshop   Assigned Commissioner: PetermanAdministrative Law Judge: Dudney   2016   *Difference compares Utility Requested Revenue Requirement to Phase 2 PD Revenue Requirement

 APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASESFERC Transmission Owner Rate Case  July 29, 2015 – Filed TO17 with FERC requesting $1.5 billion revenue requirement in 2016, a $300 million increase over 2015September 30, 2015 – FERC accepted TO17 and rate changes suspended until March 1, 2016September 1, 2016 – Filed settlement agreement with $1.3 billion revenue requirement, a ~$130 million increase over 2015  TO17 (2016 Revenues)  52

APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASES

Distributed Resources

Distributed Resources Plans

- July 1, 2015 – Filed Distributed Resources Plan with the CPUC providing detailed, technical overviews of how to evaluate and optimally integrate new distributed energy resources such as solar panels, electric vehicles, energy storage, energy efficiency and demand response
- January 27, 2016 – CPUC issued ruling and scoping memorandum laying out three concurrent tracks through early 2017
  - **Track 1** is underway and focuses on enhanced distribution planning tools and methodologies, related demos, and data access
  - **Track 2** will address field demos
  - **Track 3** will address additional policy issues such as grid modernization investments

Integrated Distributed Energy Resources

- Phase 1 through August 2016
- Scope elements include:
  - Determine how DERs can meet system needs
  - Deploy cost-effective IDERs
  - Align utility financial interests with public policy objectives through an incentive mechanism pilot
- Final Decision expected in Q4 2016

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 APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASESCPUC Cost of Capital  54    Capital Structure  Cost  Common Equity  52%  10.40%  Preferred Stock  1%  5.60%  Long-Term Debt  47%  5.52%  Weighted Average Cost of Capital    8.06%  Current cost of capital, originally approved in 2012, has been extended through 2017Trigger mechanism suspended through 2017Next cost of capital application expected to be filed in April 2017  Authorized Structureand Cost  Trigger MechanismMoody’s Baa Utility Index  PG&E Benchmark rate at 5.00%

 APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASESElectric Vehicle Infrastructure  February 9, 2015 – Filed CPUC applicationMarch 21, 2016 – Filed settlement agreement to deploy ~7,500 charging stations over three years, at a cost of $160 million ($132 capital, $28 expense) Q4 2016 – Potential proposed and final decisions Assigned Commissioner: PetermanAdministrative Law Judge: Farrar  Capital Investment ($ millions)  2016  2017  2018  2019  2020  Total  Electric Vehicle Infrastructure (Settlement)  $0  $21  $39  $54  $18  ~$132M  Cost to implement PG&E’s Electric Vehicle charging program:  55

 APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASESEnergy Storage  Energy Storage RFO  AB 2868  CPUC Storage Rulemaking (R.10-12-007) established 1,325 MW target for all IOUs (580 MW target for PG&E) by 2024 with up to 50% utility ownership of transmission and distribution projects; first projects expected to come on line in May 2017 December 1, 2016 – Second solicitation will be issued targeting 120 MWs:Transmission 65 MWDistribution 40 MWCustomer 15 MW  California Legislature passed AB 2868, which allows for an incremental 500 MW of storage, allocated equally across the three IOUs Legislation authorizes additional storage and allows for utility ownership  56

APPENDIX 3 – OVERVIEW OF KEY REGULATORY CASES

Residential Rate/NEM Decisions

Residential Rate Design OIR Decision

- The CPUC reviewed residential rate structure issued a decision in July 2015 which:
  - Transition from 4 to 2 tiers by 2019; PG&E is currently at 3 tiers
  - "Super-User Surcharge" added in 2017 for consumption at or above 400% of baseline
  - No fixed charges in near-term, but adopts a $10 minimum bill for non-CARE customers
  - Requires the utilities to file TOU rate proposals by January 2018, with pilots in 2016

NEM 2.0

- The CPUC largely left NEM 1.0 rates in place, although its decision requires NEM 2.0 customers to take service under one of PG&E's current TOU rates and to pay non-bypassable charges and small interconnection fees
- Current NEM tariff ends on July 1, 2017 or earlier if NEM installations reach the 5% cap
- The CPUC may review NEM in 2019

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APPENDIX 4Breakdown of 2015 Total Revenue Requirement  2015 Revenue Requirement ($ in M)  58  ~$9,300 M  ~$6,100 M  ~$2,200 M  ~$17,600 M

 APPENDIX 5Description of Gas System Safety Recognition  59  ISO 55001  API 1173  ISO (International Organization for Standardization) 55001 enables the development of an effective asset management system so that an organization can achieve its objectives consistently and sustainably over time. ISO consists of members from the national standards bodies of 162 countries and has published more than 19,500 international standards.   API RP (American Petroleum Institute Recommended Practice) 1173 outlines specific best practices for safe and effective pipeline operations underpinned by a healthy safety culture. PG&E joined other gas pipeline organizations, along with the National Transportation Safety Board and the Pipeline and Hazardous Materials Safety Administration to help co-author the standard.  PAS 55  PAS (Publicly Available Specification) 55 is a rigorous specification for optimized management of physical assets with widespread recognition among utilities, transport, mining, process and manufacturing industries worldwide. PAS 55 was developed by the Institute for Asset Management and published by the British Standards Institution.   RC 14001  RC (Responsible Care) 14001 is the chemical industry standard issued through the American Chemistry Council (ACC) for process and product safety; community communications; security and safety, health, environmental (SHE) practices. A third party audit reviewed end-to-end safety processes at the company, ultimately approving PG&E as the first utility to secure the certification.

 APPENDIX 6Credit Metrics and Ratings  60  PG&E Corporation        Senior Unsecured Debt  BBB+  Baa1  BBB  Short-term Debt  F2  P-2  A-2  Outlook  Positive  Positive  Positive    Fitch  Moody’s  S&P  Pacific Gas and Electric Company        Senior Unsecured Debt  A-  A3  BBB+  Short-term Debt  F2  P-2  A-2  Outlook  Positive  Positive  Positive